UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025 (July 17, 2025)

Transportation and Logistics Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34970	26-3106763
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices) (Zip Code)

(833) 764-1443

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Exchange Agreement

On July 17, 2025, Transportation and Logistics Systems, Inc. (the “Company”, “we”, “us” or “our”) entered into an exchange agreement (the “Exchange Agreement”) with a certain holder (the “Exchange Holder”) of outstanding warrants (the “Exchange Securities”) to purchase up to 25,000,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Exchange Agreement, the Exchange Holder agreed to exchange the Exchange Securities, for an aggregate of 22 shares of the Company’s Series J Senior Convertible Preferred Stock, par value $0.001 per share (the “Series J Preferred Stock”), effective as of June 1, 2025. The Exchange Holder’s obligation to exchange the Exchange Securities is conditioned upon the satisfaction or waiver of certain customary conditions, including the Company issuing the Series J Preferred Stock, no court or other such governmental or regulatory authority prohibiting such exchange, the representations and warranties of the Company being true and correct in all material respects, and the Common Stock not being suspended from trading by any governmental authority.

The Exchange Agreement also contains customary representations, warranties and covenants of the parties. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of its specific date, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Settlement Agreements

Between July 18, 2025 and July 21, 2025, we also entered into settlement agreements (the “Liability Settlement Agreements”) with certain holders (the “Creditors”) of certain of our liabilities (together with the A&S Claim (as defined below), the “Outstanding Liabilities”). Pursuant to the Liability Settlement Agreements, the Creditors agreed to settle an aggregate of approximately $506,576.63 in Outstanding Liabilities in exchange for the issuance of an aggregate of 5,066 shares of Series J Preferred Stock, effective as of June 1, 2025. The Creditors and the Company also agreed to release one another from any future causes of action or obligations in connection with the Outstanding Liabilities. The Creditors’ obligations to settle their respective Outstanding Liabilities are conditioned upon the satisfaction or waiver of certain conditions, including the Company issuing the Series J Preferred Stock, at least 50% of the outstanding shares of each of the Series E Preferred Stock and the Series G convertible preferred stock, par value $0.001 per share having been exchanged for Series J Preferred Stock, which condition has been satisfied, the representations and warranties of the Company being true and correct in all material respects, and the Common Stock not being suspended from trading by any governmental authority.

Also on July 21, 2025, we entered into a Settlement Agreement and Mutual Release (the “A&S Settlement Agreement”) with respect to the Company’s previously disclosed litigation with the Company’s former law firm, Akabas & Sproule (“A&S”) seeking $86,570.58 in compensatory damages, $14,273.58 in interest and not less than $24,144.84 in costs of collection, for a total of $125,000 (the “A&S Claim”) in which all claims were resolved and, upon the satisfaction of certain obligations and conditions, the action will be dismissed with prejudice. The A&S Settlement Agreement was on substantially the same form as the Liability Settlement Agreements. Also on July 21, 2025, we entered into a confidential settlement agreement and mutual release (the “Litigation Settlement Agreement”, and together with the Liability Settlement Agreements, the “Settlement Agreements”) with respect to the Company’s previously disclosed litigation with a former financial consultant to the Company, SCS, LLC (“SCS”), captioned SCS, LLC v. Transportation and Logistics Systems, Inc. Pursuant to the Litigation Settlement Agreement, after determining that the a Confidential Settlement Agreement and Mutual Release effective on February 13, 2025 (the “SCS Settlement Agreement”) and its terms, the court determined that the settlement of $36,000 in money the Company owed to SCS claimed in exchange for the issuance of 360 shares of Series J Preferred Stock, effective as of July 23, 2025, was fair to SCS. The court entered an order which dismissed the action with prejudice.

The Settlement Agreements contain customary representations and warranties of the parties. The representations, warranties and covenants contained in the Settlement Agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

The foregoing does not purport to be a complete description of the forms of Exchange Agreement, Liability Settlement Agreements and Litigation Settlement Agreement, and the descriptions of each is qualified in their entirety by reference to the forms of Exchange Agreement and Liability Settlement Agreement which are attached as Exhibit 10.1, Exhibit 10.2, respectively, and the Litigation Settlement Agreement, which is attached as Exhibit 10.3, to this Current Report on Form 8-K (this “Form 8-K”) and are incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Form 8-K is incorporated by reference herein. The shares of Series J Preferred Stock being issued pursuant to the Exchange Agreement will be issued in reliance upon the exemption from registration provided in Section 3(a)(9) of the Securities Act of 1933, as amended (the “Act”). The shares of Series J Preferred Stock being issued pursuant to the Liability Settlement Agreements will be issued in reliance upon the exemption from registration provided in Section 4(a)(2) of the Act. The shares of Series J Preferred Stock being issued pursuant to the Litigation Settlement Agreement will be issued in reliance upon the exemption from registration provided in Section 3(a)(10) of the Act. The shares of Common Stock issuable upon conversion of the Series J Preferred Stock will be issued in reliance upon the exemption from registration provided in Section 4(a)(2) of the Act.

Item 9.01 Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange Agreement (Warrants Only).
10.2	Form of Liability Settlement Agreement (Outstanding Liabilities and Warrants).
10.3	Litigation Settlement Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2025

Transportation and Logistics Systems, Inc.

By:	/s/ Sebastian Giordano
Sebastian Giordano
Chief Executive Officer, Chief Financial Officer and Treasurer